INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A STATEMENT

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )
                                                               ---

Filed by the Registrant [ ]       Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ]   Confidential, for use of the Commission only
      (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials

                            Atlantic BancGroup, Inc.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

        Richard Pearlman, Igler & Dougherty, P.A., 1501 Park Avenue East
 ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)


                      Tallahassee, Florida (850) 878-2411
                      ------------------------------------

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.              [ ]   Fee  computed  on  table  below per
                                         Exchange Act Rules 14a-6(i)(1) and 0-11

(1)      Title of each class of securities to which transaction applies:
                                 NOT APPLICABLE

(2)      Aggregate number of securities to which transaction applies:
                                 NOT APPLICABLE

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
                                 NOT APPLICABLE

(4)      Proposed maximum aggregate value of transaction: NOT APPLICABLE

(5)      Total fee paid:   NOT APPLICABLE

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

(1)      Amount Previously Paid: NOT APPLICABLE

(2)      Form, Schedule or Registration Statement No.:  NOT APPLICABLE

(3)      Filing Party: NOT APPLICABLE

(4)      Date Filed:   NOT APPLICABLE

                                 March 26, 2001


Dear Fellow Shareholders:

         It is our pleasure to invite you to attend Atlantic BancGroup Inc.'s 2001 Annual Meeting of Shareholders. This year's Annual Meeting will be held at the Sea Turtle Inn, 1 Ocean Boulevard, Atlantic Beach, Florida, on Thursday, April 26, 2001, at 2:00 p.m., Eastern Time.

         The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Directors and officers of Atlantic BancGroup, Inc., as well as a representative of the accounting firm, Stevens, Powell & Company, P.A., will be present at the Annual Meeting to respond to your questions.

         YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card promptly and return it in the postage-paid envelope which has been provided. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

         On behalf of the Board of Directors and all the employees of Atlantic BancGroup, Inc., we look forward to seeing you at the Annual Meeting.

                  Sincerely,



                  Barry W. Chandler
                  Chief Executive Officer

                            ------------------------
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2001
                               -------------------

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Atlantic BancGroup, Inc. ("Annual Meeting") will be held at Sea Turtle Inn, 1 Ocean Boulevard, Atlantic Beach, Florida, on April 26, 2001, at 2:00 p.m., Eastern Time to consider the following proposals:

         Proposal I     The election of three Class II members of the  Board  of
                        Directors, each for a three-year term;

         Proposal II    The  ratification  of  the  Indexed  Retirement Plan for
                        the members of Atlantic BancGroup, Inc.'s Board of Directors;

         Proposal III   The  ratification  of  the  Indexed  Retirement Plan for
                        one  former  and  three  current  officers  of  Atlantic
                        BancGroup, Inc. or Oceanside Bank;

         Proposal IV    The ratification of the appointment of Stevens, Powell &
                        Company, P.A.  as the independent auditors for  Atlantic
                        BancGroup, Inc., and its wholly-owned subsidiary, for the fiscal year ending December 31, 2001; and

         Proposal V     The  adjournment  of  the   Annual  Meeting  to  solicit
                        additional   proxies   in   the   event  there  are  not
                        sufficient  votes  to  approve  any  of  the   foregoing
                        Proposals; and

         To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 28, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at that time will be entitled to vote at the Annual Meeting, or any adjournment thereof. In the event there are insufficient votes to approve any Proposal at the Annual Meeting, the Annual Meeting may be adjourned pursuant to Proposal V, to permit further solicitation of proxies by Atlantic BancGroup, Inc.

                                             By Order of the Board of Directors,



                                             David L. Young
                                             Corporate Secretary
Jacksonville Beach, Florida
March 26, 2001

     -----------------------------------------------------------------------
                            ATLANTIC BANCGROUP, INC.
     -----------------------------------------------------------------------


                             1315 South Third Street
                        Jacksonville Beach, Florida 32250

                               ------------------

                                 PROXY STATEMENT

                               ------------------


                               GENERAL INFORMATION
Annual Meeting

--------------------------------------------------------------------------------
         DATE:        April 26, 2001
         TIME:        2:00 p.m. (Eastern Time)
         LOCATION:    Sea Turtle Inn, 1 Ocean Boulevard, Atlantic Beach, Florida
--------------------------------------------------------------------------------

Solicitation and Voting of Proxies

         This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on February 28, 2001, in connection with the solicitation of proxies by the Board of Directors of Atlantic BancGroup, Inc. ("Atlantic BancGroup"), the parent holding company of Oceanside Bank ("Bank"). Proxies obtained by the Board of Directors will be voted at Atlantic BancGroup's 2001 Annual Meeting of Shareholders ("Annual Meeting"). Please note that Atlantic BancGroup and the Bank are collectively referred to herein as the "Company." Atlantic BancGroup's Annual Report, including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 26, 2001.

         Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted:

         *    "FOR" the election of the three Class II director nominees;

         * "FOR" the ratification of the appointment of Stevens, Powell & Company, P.A. as the independent auditors for the fiscal year ending December 31, 2001;

         * "FOR" the ratification of the Indexed Retirement Plan for the members of Atlantic BancGroup's Board of Directors; and

         * "FOR" the ratification of the Indexed Retirement Plan for one former and three current officers of the Company;

         * "FOR" the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any of the Proposals.

         It is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

Revocation of Proxy

         Your presence at the Annual Meeting will not automatically revoke your proxy. You may revoke a proxy, however, at any time prior to its exercise by:

         * delivering a written  notice of revocation to Atlantic  BancGroup;
         * delivering a duly executed proxy bearing a later date to Atlantic BancGroup; or
         * attending the Annual Meeting and voting in person.

Voting Procedures

         Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

         Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

         If your shares are held in "street name," under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customer's shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. We, therefore, encourage you to provide instructions to your brokerage firm as to how your proxy should be voted. This ensures your shares will be voted at the Annual Meeting.

         There  are two  non-routine  matters  being  considered  at the  Annual
Meeting: Proposal II, the ratification of the Indexed Retirement Plan for the members of Atlantic BancGroup's Board of Directors and Proposal III, the ratification of the Indexed Retirement Plan for one former and three current officers of the Company. If you do not complete your Proxy Card, your brokerage firm may either vote your shares on the routine matters or leave your shares unvoted.
         The close of business on February 28, 2001, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 597,350 shares of Atlantic BancGroup common stock outstanding (including shares of Oceanside Bank that had not yet been exchanged for Atlantic BancGroup shares) which were held by approximately 750 shareholders.

Beneficial Ownership

         The following table contains information regarding the only people known to us to be the beneficial owners of 5% or more of the outstanding shares of Atlantic BancGroup common stock as of the record date.

--------------------------------------------------------------------------------
Name of Beneficial Owner             Number of Shares         Percent of Class
--------------------------           ----------------         ----------------
Robin H. Scheiderman                     42,000(1)                   6.78%

Gordon K. Watson                         61,300(2)                   9.80

M. Michael Witherspoon                   45,320(3)                   7.32
--------------------------------------------------------------------------------
         (1) Includes 21,000 shares subject to presently exercisable warrants and 1,000 shares and 1,000 warrants owned by Ms. Scheiderman's husband and sister-in-law.
         (2)  Includes 28,400 shares subject to presently exercisable warrants.
         (3)  Includes 22,160 shares subject to presently exercisable warrants.


                           BOARD OF DIRECTORS MEETINGS

         During the year ended December 31, 2000, Atlantic BancGroup's Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and those committees on which that director served. Atlantic BancGroup currently does not pay fees to its directors. The Bank, however, pays directors $500 per month for attending Board meetings. Directors who serve on the Loan Committee receive an additional $100 per meeting.

                      COMMITTEES OF THE BOARD OF DIRECTORS

General

         In 2000, Atlantic BancGroup had only one standing committee, the Audit Committee, which was comprised of the same members that serve on the Bank's Audit Committee. Atlantic BancGroup's Audit Committee met four times during the year. The standing committees of the Bank are the: Audit Committee, Loan
Committee,  and  Asset-Liability/Investment  Committee.  The composition of each


Bank Board Committee is reflected in the following table:

(Table follows this page)

--------------------------------------------------------------------------------
                                          Asset-Liability/
Board Member                  Audit         Investment             Loan
--------------------------------------------------------------------------------
Dr. Frank J. Cervone                            X
--------------------------------------------------------------------------------
Barry W. Chandler                               X                   X
--------------------------------------------------------------------------------
Jimmy D. Dubberly           Chairman
--------------------------------------------------------------------------------
Donald F. Glisson, Jr.                      Chairman                X
--------------------------------------------------------------------------------
Robin H. Scheiderman           X                X
--------------------------------------------------------------------------------
Gordon K. Watson                                                    X
--------------------------------------------------------------------------------
Conrad L. Williams             X                                    X
--------------------------------------------------------------------------------
Dennis M. Wolfson                                                Chairman
--------------------------------------------------------------------------------

Audit Committee

         The Audit Committee reviews the Company's auditing, accounting, financial reporting and internal control functions pursuant to a Charter adopted by the Board of Directors on July 20, 2000. A copy of the Charter is included in this Proxy Statement as Exhibit A. The Audit Committee recommends to the Board the Company's independent auditor and reviews its services. The Audit Committee is comprised of only nonemployee directors. As part of its duties, the Audit Committee reviewed and discussed with both Atlantic BancGroup's management and independent auditors:

         * the Company's audited financial statements for the fiscal year ended December 31, 2000;
         * those matters required to be discussed by Statement on Auditing Standards 61; and
         * the written disclosures and letter from the independent auditor regarding its independence as required by Independence Standards Board Standard No. 1.


         Based upon these reviews and discussions, the Audit Committee recommended that the Company's audited financial statements be included in Atlantic BancGroup's Form 10-KSB for the fiscal year ended December 31, 2000. The Audit Committee is comprised of Jimmy D. Dubberly (Chairman), Robin H. Scheiderman and Conrad L. Williams.



Asset-Liability/Investment Committee

         The Asset-Liability/Investment Committee establishes the asset and liability management policies of the Bank, monitors and sets limitations for interest-rate risk and formulates loan pricing.

Loan Committee

         The Loan Committee meets as required to act upon significant loan requests made to the Bank.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Board of Directors is presently comprised of eight members. Atlantic BancGroup's Articles of Incorporation provide that directors shall be divided into three classes, which each serve for staggered three-year terms. This year, Class II directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

         The three nominees named herein have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

         The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

         Information relating to the business experience, age and beneficial ownership of Atlantic BancGroup's capital stock of each director nominee, continuing director and non-director officer is set forth below.

DIRECTOR NOMINEES
CLASS II DIRECTORS
TERMS TO EXPIRE IN 2004


Donald F. Glisson, Jr., age 41, is Chairman of the Board of Atlantic BancGroup and a director of the Bank. Since 1982, Mr. Glisson has served as President of Triad Financial Services, Inc. in Jacksonville. He is a graduate of Florida State University.

25,900 shares of common stock, (1)
4.24% of common stock outstanding

Robin H. Scheiderman, age 44, is a director of Atlantic BancGroup and the Bank. Ms. Scheiderman is a self-employed certified public accountant. She earned a Bachelors degree and a Masters degree from the University of North Florida and resides in St. Augustine.

42,000 shares of common stock, (1)(2)
6.79% of common stock outstanding

Gordon K. Watson, age 51, is a director of Atlantic BancGroup and the Bank. Mr. Watson is an attorney with the law firm of Watson & Osborne, P.A. in Jacksonville. He resides in Ponte Vedra Beach and is a graduate of the University of Florida.

61,300 shares of common stock, (1)
9.80% of common stock outstanding

CONTINUING DIRECTORS
CLASS I DIRECTORS
TERMS EXPIRING IN 2002

Dr. Frank J. Cervone, age 48, is a director of Atlantic BancGroup and the Bank. Dr. Cervone is an endodontist, who has practiced in Jacksonville Beach since 1990. He is a graduate of the University of Pittsburgh.

24,400 shares of common stock, (1)
4.00% of common stock outstanding


Barry W. Chandler, age 49, is a director of Atlantic BancGroup and Chairman of the Board of the Bank. Mr. Chandler has served as President and Chief Executive Officer of Atlantic BancGroup since April 2000, President of the Bank since 1996 and Chief Executive Officer of the Bank since December 1999. Prior to joining the Company, Mr. Chandler was with Ponte Vedra National Bank from 1990 to 1996. He is a graduate of the Graduate School of Retail Banking Management of the University of Virginia.

25,000 shares of common stock, (1)
4.10% of common stock outstanding

Jimmy D. Dubberly, age 59, is a director of Atlantic BancGroup and the Bank. Mr. Dubberly is the President of South Georgia Bank, Glenville, Georgia, a position he has held since 1986. Mr. Dubberly attended Armstrong State College, the University of Georgia and Louisiana State University.

12,400 shares of common stock, (1)
2.05% of common stock outstanding


CLASS III DIRECTORS
TERMS EXPIRING IN 2003

Conrad L. Williams, age 71, is a director of Atlantic BancGroup and the Bank. Mr. Williams is a retired veterinarian. He resides in Atlantic Beach and is a graduate of the University of Georgia, College of Veterinarian Medicine.

10,000 shares of common stock, (1)
1.66% of common stock outstanding

Dennis M. Wolfson, age 59, is a director of Atlantic BancGroup and the Bank. Mr. Wolfson is a self-employed real estate developer and investor. Mr. Wolfson is a trustee and executive committee member of Wolfson Children's Hospital in Jacksonville. He is a graduate of the University of Georgia and resides in Jacksonville.

12,500 shares of common stock, (1)
2.07% of common stock outstanding

NON-DIRECTOR OFFICER

David L. Young, age 55, is Executive Vice President and Chief Financial Officer of Atlantic BancGroup and Executive Vice President and Chief Financial Officer of the Bank. Mr. Young joined the Company in May 1997. Prior to joining the Company, Mr. Young was the Finance Manager for the Loan and Investment Operation Division of Barnett Bank in Jacksonville from 1995 to 1997. He is a graduate of

Jacksonville University and the Graduate School of Retail Banking Management at the University of Virginia.

4,000 shares of common stock, (1)
0.67% of common stock outstanding

All Directors and Executive Officers As A Group

217,500 shares of common stock (1)
30.90% of common stock outstanding

(Footnotes follow this page.)


---------------------------------------------
(1)      Includes shares for which the named person:
             *  has sole voting and investment power;
             *  has shared voting and investment power with a spouse;
             *  holds in an IRA or other  retirement  plan  program;  or
             *  may  acquire  by exercising stock warrants.
(2) Includes 1,000 shares and 1,000 warrants owned by Ms. Scheiderman's husband and sister-in-law.


--------------------------------------------------------------------------------
     The Board of  Directors  Recommends  that the  Shareholders
   Vote "For" the Election of the Three Class II Director Nominees.
--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following Summary Compensation Table shows compensation information regarding Barry W. Chandler, President and Chief Executive Officer of Atlantic BancGroup and the Bank and M. Michael Witherspoon, former Chief Executive Officer and President of Atlantic BancGroup. No other executive officer received compensation at a level required to be reported herein by the Securities and Exchange Commission regulations.


--------------------------------------------------------------------------------
                               Annual Compensation
--------------------------------------------------------------------------------
                                                                    Other
 Name and                                                           Annual
Principal Position             Year     Salary (1)    Bonus (2)  Compensation(3)
------------------             ----


M. Michael Witherspoon         2000        $89,760    $    -        $ 1,300
President/CEO until 4/5/00     1999         98,520       500          6,584
--------------------------------------------------------------------------------
Barry W. Chandler              2000       $111,300    $4,000        $ 7,568
President/CEO                  1999         95,598       500          2,200
--------------------------------------------------------------------------------

(1)   Total base salary paid during the calendar year.

(2)   Annual incentive award paid for results achieved during the calendar year.

(3) All additional forms of cash and non-cash compensation paid, awarded or earned.

Benefits

         Officers of the Company are provided hospitalization, major medical, short- and long-term disability, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees.

Employment Contracts



Atlantic BancGroup does not have employment agreements with any of its employees.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain directors, executive officers and principal shareholders (defined as individuals owning 5% or more of Atlantic BancGroup's common stock) of Atlantic BancGroup and its subsidiaries are customers of, and have banking relations with, the Bank. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by the Bank to such individuals, or to any related interest of such individuals, must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of the Company.

         The following table sets forth information as to all directors and executive officers of the Company, including members of their immediate families and affiliated entities, who had loans in the aggregate of $60,000 or more during the year ended December 31, 2000.


------------------------------------------------------------------------------------------------------------------------------------
                                                                  Highest
                                                   Maturity       Balance         Principal         Interest        Type
                                      Date of      Date of         During         Balance at       Rate as of        of
Name or Related Entity                 Loan          Loan           2000           12/31/00         12/31/00        Loan
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Cervone, D.M.D.              5/22/98      4/22/08       $ 187,245        $ 172,799           8.50%          CM
                                      5/12/99      5/15/04          27,364           21,986           7.75           IL

Robin H. Scheiderman                 10/14/97     10/15/07          84,339           78,969          11.50           LOC

Triad Financial Services              11/6/00       5/6/04          38,134           37,328           8.25           IL
(Don Glisson)                         4/15/99      4/15/02          11,684            7,168           7.75           IL

Watson & Osborne, P.A.                2/11/98      2/11/01             953                0           9.50           LOC
(Gordon K. Watson)

Gordon K. Watson                      11/1/97     11/16/02          21,135                0           9.00           IL

Dennis M. Wolfson                      6/6/00       6/6/01          35,000            7,500          10.50           LOC
                                     11/16/00     11/16/05          20,501           20,200           9.25           IL
                                      2/11/00      2/12/05          25,669           22,056           8.00           IL
                                     12/15/98      1/15/20         355,122                0           8.25           CM
                                     10/22/97     10/15/02          10,000            9,105          12.50           LOC
------------------------------------------------------------------------------------------------------------------------------------

Note: "CM" means commercial mortgage loan; "IL" means installment fixed rate consumer loan; "LOC" means line of credit.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         To the best of Atlantic BancGroup's knowledge, during 2000, each of its directors and officers timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934. Atlantic BancGroup has no record of any person having beneficial ownership of 10% or more of its common stock.


                                 PROPOSAL II --
            RATIFICATION OF THE INDEXED RETIREMENT PLAN FOR DIRECTORS

         The Board of Directors has adopted, subject to shareholder ratification, an Indexed Retirement Plan ("IRP") to cover certain Company officers and current directors of Atlantic BancGroup. The matter of the individual officer awards is presented in Proposal III of this Proxy Statement. The directors that are participants in the IRP are: Frank J. Cervone, Jimmy D. Dubberly, Donald F. Glisson, Jr., Robin H. Scheiderman, Gordon K. Watson, Conrad
L. Williams and Dennis M. Wolfson.

         The IRP is administered through the use of individual Director Indexed Retirement Agreements and Split Dollar Agreements, the terms of which are substantially identical for all participants. A sample Director Indexed Retirement Agreement and Split Dollar Agreement are included herewith as Exhibit B and Exhibit C, respectively.

         The purpose of the IRP is to help attract and retain qualified directors by offering a retirement benefit which would reward the directors for their years of service to the Company. The IRP, as presented in this Proposal II, must be ratified by a majority vote of the outstanding shares represented at this Annual Meeting in order to become effective. Benefits under the IRP vest over a five-year period, beginning in 1998, the first full year of service provided to the Company. At December 31, 2000, each director would be 60% vested under the IRP.

         In order to fund the IRP for directors, Atlantic BancGroup has purchased a pool of life insurance policies using $700,000 that had been previously invested in Federal Funds. The cost allocation is $100,000 per director.

         The individual policies have cash surrender values that can progressively grow, based on a fluctuating index of life insurance securities, resulting in an earnings stream. The portion of that earnings stream equal to what Atlantic BancGroup had been earning on its Federal Funds investment is realized as income by Atlantic BancGroup. The variable portion above what is retained by Atlantic BancGroup is used to fund the IRP for the seven director participants.

         Beginning at age 65 (except for Mr. Williams, who will receive his first payment at age 74) and continuing for a total of 15 years, the directors will each receive an annual cash retirement benefit payment. The size of these payments will depend on the growth in value of the purchased pool of life insurance policies. In addition, the beneficiaries of Messrs. Cervone, Glisson and Wolfson and Ms. Scheiderman will each receive $100,000 death benefits, payable upon the respective participant's death. Due to the fact that Messrs. Dubberly, Watson and Williams were determined not to be insurable, they will each receive a larger lump sum payment in their 15th year of receiving retirement benefits. In 2000, the IRP provided Atlantic BancGroup with $21,300 in income.

--------------------------------------------------------------------------------
       The Board of Directors Recommends that the Shareholders Vote "For"
            Ratifying the Indexed Retirement Plan for the Directors.
--------------------------------------------------------------------------------

                                 PROPOSAL III --
        RATIFICATION OF THE INDEXED RETIREMENT PLAN FOR CERTAIN OFFICERS

         The Board of Directors has adopted, subject to shareholder ratification, an Indexed Retirement Plan ("IRP") to cover certain Company officers and the current directors of Atlantic BancGroup. The matter of the individual director awards is covered in Proposal II of this Proxy Statement. This Proposal is to vote on the awards made to former director and Chief Executive Officer M. Michael Witherspoon; director, Chief Executive Officer and President Barry W. Chandler; Executive Vice President and Chief Financial Officer David L. Young; and Bank Senior Vice President Grady R. Kearsey.

         The IRP is administered through the use of individual Executive Indexed Retirement Agreements and Split Dollar Agreements, the terms of which are substantially identical for all participants. A sample Executive Indexed Retirement Agreement and Split Dollar Agreement are included herewith as Exhibit D and Exhibit E, respectively.

         The purpose of the IRP is to help attract and retain qualified management for the Company by offering a benefit that rewards certain key officers for their years of service to the Company. The IRP, as presented in this Proposal III, must be approved by a majority vote of the outstanding shares represented at the Annual Meeting in order to become effective. Benefits under the IRP vest over a five-year period beginning in 1998, the first full year of service provided to the Company. At December 31, 2000, except for Mr.
Witherspoon,  all  officer  participants  were 60%  vested  under  the IRP.  Mr.

Witherspoon resigned his position on April 5, 2000, and therefore, is 40% vested in the IRP.

         In order to fund the IRP for certain officers, Atlantic BancGroup has purchased a pool of life insurance policies with $400,000 that had been previously invested in Federal Funds. The cost of this investment is as follows:


(Table follows this page)

Name or Positions                                              Dollar Value
--------------------------------------------------------------------------------
M. Michael Witherspoon
         Former Director, President and
         Chief Executive Officer                                $100,000

Barry W. Chandler
         Director, President and
         Chief Executive Officer                                 100,000

All Officers                                                     400,000

All Non-Employee Directors                                       700,000
--------------------------------------------------------------------------------

         The individual policies have cash surrender values that can progressively grow, based on a fluctuating index of life insurance securities, resulting in an earnings stream. The portion of that earning stream equal to what Atlantic BancGroup had been earning on its Federal Funds investment is realized as income by Atlantic BancGroup. The variable portion above what is retained by Atlantic BancGroup, is used to fund the IRP for the four officer participants.

         Beginning at age 65 and continuing for a total of 15 years, the IRP participants will each receive an annual cash retirement benefit payment. The size of these payments will depend on the growth in value of the purchased pool of life insurance policies. In addition, the beneficiaries of Messrs. Chandler, Kearsey, Witherspoon and Young will each receive $100,000 death benefits, payable upon the respective participant's death. In 2000, the IRP provided Atlantic BancGroup with $21,300 in income.

--------------------------------------------------------------------------------
       The Board of Directors Recommends that the Shareholders Vote "For"
                  Ratifying the Indexed Retirement Plan for the
                     One Former and Three Current Officers.
--------------------------------------------------------------------------------

              PROPOSAL IV -- RATIFICATION OF THE APPOINTMENT OF THE
                 INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
                                DECEMBER 31, 2001

         Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Stevens, Powell & Company, P.A. as the independent auditor for the Company for the fiscal year ending December 31, 2001. A representative from the firm is expected to be present at the Annual Meeting to make a statement and respond to shareholder questions.


         Audit Fees: The aggregate fees billed for professional services by Stevens, Powell & Company, P.A., in connection with the audit of the annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in Atlantic BancGroup's quarterly filings with the Securities and Exchange Commission were $38,300.

         All Other Fees: In addition to fees billed for audit services and interim reviews of financial statements for 2000, Stevens, Powell & Company, P.A., billed the Company $7,275, which was substantially for tax-related services and accounting consultation.


--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
           the Appointment of Stevens, Powell & Company, P.A. as the
       Independent Auditor for the Fiscal Year Ending December 31, 2001.
--------------------------------------------------------------------------------

                   PROPOSAL V -- ADJOURNMENT OF ANNUAL MEETING

         The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I, II, III or IV at the Annual Meeting. In order to permit proxies that have been timely received by Atlantic BancGroup to be voted for an adjournment, we are submitting this Proposal as a separate matter for consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened Annual Meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
                     the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in Atlantic BancGroup's proxy materials for the 2002 Annual Meeting, any shareholder's proposal to take action at that Meeting must be received at our corporate office at 1315 South Third

Street, Jacksonville Beach, Florida 32250, no later than November 26, 2001. Any such proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.


                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

         Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Atlantic BancGroup's Corporate Secretary not less than ten days before the time originally fixed for such meeting.



                                  SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Atlantic BancGroup. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.


                  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
                               THE ANNUAL MEETING

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.


                              FINANCIAL STATEMENTS

         Accompanying this Proxy Statement is Atlantic BancGroup's 2000 Form 10-KSB, which includes the Company's audited financial statements. Form 10-KSB also serves as the Annual Report to Shareholders and Annual Disclosure Statement. Additional copies of Atlantic BancGroup's Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact David L. Young, Corporate Secretary, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida

32250, telephone number (904) 247-9494.

         Atlantic BancGroup currently files periodic reports (including Form 10-KSBs, Form 10- QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Atlantic BancGroup and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Atlantic BancGroup is available for review on this website. The address of the website is www.sec.gov.


Atlantic BancGroup, Inc.
Dated March 26, 2001

                                                                           Ex.-A


                            ATLANTIC BANCGROUP, INC.
                        EXTERNAL AUDIT COMMITTEE CHARTER


     WHEREAS, the National Association of Securities Dealers, Inc. ("NASD") has adopted rules requiring those companies whose securities are listed on NASD exchanges to establish audit committees of their Boards of Directors and adopt charters for those committees; and

     WHEREAS,  in  compliance  with  such  rules,  Atlantic  BancGroup,   Inc.'s
("Atlantic") Board of Directors ("Board") has established an Audit Committee and adopted this Charter for its governance; and

     WHEREAS,   this  Charter  and  the  Audit   Committee   exist  and  operate
independently of the Internal Audit Department of Atlantic and its wholly-owned subsidiary Oceanside Bank;

     WHEREAS, Atlantic's independent outside auditor is ultimately accountable to the Board and the Audit Committee, as representatives of Atlantic's shareholders; and

     WHEREAS, the Board and the Audit Committee have the ultimate authority to evaluate and nominate the outside independent auditor to be proposed for shareholder approval in the Proxy Statement for each of Atlantic's Annual Meetings of Shareholders.


     NOW THEREFORE, the Audit Committee of the Board of Directors of Atlantic BancGroup, Inc. shall be established and governed in accordance with the provisions of this Charter:


     Section  1.  Composition  of  the  Audit  Committee.  The  Audit  Committee
     ----------
shall be comprised of three members of the Board. Such members must be Independent Directors, as defined in NASD Rule 4200(a)(15), and must be able to read and understand fundamental financial statements, including balance sheets, income statements, and cash flow statements. The members of the Audit Committee shall be elected each year by the whole Board and may only be removed therefrom simultaneously with their removal from the Board, pursuant to methods provided by Atlantic's Articles of Incorporation. The initial members of the Audit Committee, to serve in 2000, shall be: Jimmy Dubberly (Chairman); Robin Scheiderman; and Conrad Williams.

     Section 2.  Responsibilities  of the Audit  Committee.  The Audit Committee
     ---------
shall be responsible for the oversight of all external audit programs of Atlantic. Such responsibilities shall include, but not be limited to:

     (a) Ensuring receipt from Atlantic's independent outside auditor of a formal written statement delineating all relationships between such auditor and Atlantic, consistent with Independence Standards Board Standard 1;

     (b) Actively engaging Atlantic's independent outside auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of that auditor;

     (c) Taking, or recommending that the Board take, appropriate action to ensure the independence of Atlantic's independent outside auditor;

     (d) Continually evaluating the performance and independence of Atlantic's independent outside auditor;

     (e) Prior to the printing of the Proxy Statement for each of Atlantic's Annual Meetings of Shareholders, selecting and recommending a nominee to the Board to be Atlantic's independent auditor;

     (f) Reviewing and assessing the adequacy of this Charter on an annual basis and making recommendations to the Board regarding the audit programs and policies of Atlantic.

     Section 3. Governance and Processes of the Audit Committee.
     ---------

     (a) Organizational Meeting. Each year, within four weeks of its members having been elected by the Board, the Audit Committee shall hold an "Organizational Meeting". At the Organizational Meeting, the Audit Committee shall elect a Chairperson, who shall preside over all meetings of the Audit Committee for that year, and shall establish a schedule for its regular meetings, pursuant to Section 3(b) herein.

     (b) Regular Meetings. The Audit Committee shall meet quarterly as scheduled by the Audit Committee at the Organizational Meeting. The quarterly meetings must be held prior to the filing of Atlantic's Form 10-QSBs or Form 10-KSB with the Securities and Exchange Commission in each respective quarter.

     (c) Special Meetings. A special meeting of the Audit Committee may be called by the Chairperson or by both of the other two members of the Audit Committee, by providing all other members of the Audit Committee with five days' written notice of the date and time of the special meeting.

     (d) Location of Meetings. All regular and special meetings shall be held at Atlantic's corporate headquarters, or at such other place as all members of the Audit Committee may agree upon.

     (e)  Attendance.  Except in the case of emergency, all members of the Audit
          Committee  are  expected  to  attend  all  meetings,   Organizational,
          regular, and special, of the Audit Committee.

     (f) Guests. All meetings of the Audit Committee shall be closed to all non-members. However, by majority vote, the Audit Committee may invite guest(s) to attend its meetings to either observe, respond to questions or make presentations. Such potential guests may include, without limitation, Atlantic's President, Chief Financial Officer, corporate counsel, or representatives from Atlantic's outside independent auditor.

     (g) Interaction with Auditor. The independent outside auditor and the Audit Committee are to have direct access to each other. Such access is to be used, without limitation, to make inquiries and reports and to define and examine the scope and quality of the services provided to Atlantic by the independent outside auditor.

     (h) Governance. All actions and recommendations of the Audit Committee shall be determined by majority vote of the Audit Committee at a duly called and held meeting thereof.


     WHEREFORE, this Audit Committee Charter was adopted by the Board of Directors of Atlantic BancGroup, Inc. this 20th day of July, 2000.


                                                   Attest:




/s/ Donald F. Glisson, Jr.                         /s/ David L. Young
----------------------------------                 -----------------------------
Donald F. Glisson, Jr.,                            David L. Young,
Chairman of the Board of Directors                 Corporate Secretary


                                                             (SEAL)

                                                                           Ex-B.

                                 OCEANSIDE BANK
                      DIRECTOR INDEXED RETIREMENT AGREEMENT


         THIS AGREEMENT is made this            day of                  2000, by
                                     ----------        ----------------
and between OCEANSIDE BANK, a state-chartered commercial bank located in Jacksonville Beach, Florida (the "Oceanside"), and [NAME OF DIRECTOR] (the "Director").


                                  INTRODUCTION

         To attract, retain and reward quality Directors and to provide a potentially higher level of retirement income, Oceanside is willing to provide the Director with this Director Indexed Retirement Agreement. Oceanside will pay the benefits from its general assets.


                                    AGREEMENT

         The Director and Oceanside agree as follows:

                                    Article I
                                   Definitions

         Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

         1.1 "Adjustment Rate" shall mean the figure equal to one minus Oceanside's highest marginal tax rate for the current calendar year.

         1.2 "Change of Control" means the transfer of shares of Oceanside's voting common stock such that one entity or one person acquires (or is deemed to acquire when applying Section 318 of the Code) more than 50 percent of Oceanside's outstanding voting common stock.

         1.3   "Effective Date" means February 1, 2000.

         1.4 "Normal Retirement Age" means the later of the Director's 65th birthday or the end of the fifth Plan Year following the Effective Date.

         1.5 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

         1.6 "Plan Year" means each calendar year from January 1 through December 31. In the year of implementation, it shall commence with the Effective Date of this Agreement and end on December 31, 2000.

         1.7 "Retirement Account means the account maintained on the books of Oceanside as described in Section 2.2.

         1.8 "Simulated Investments" mean actual or hypothetical investments specified by Oceanside for use in measuring the Retirement Benefit. Subject to
Article 2, Oceanside can change the Simulated Investments only with the Director's written agreement. The Simulated Investments shall be of equal initial amounts.

         1.9 "Simulated Investment Earnings" means the after-tax rate of return on a Simulated Investment. If the Simulated Investment is a life insurance policy, the Simulated Investment Earnings shall track cash surrender value and not include receipt of the policy's death benefit.

         1.10 "Termination of Service" means the Director ceases to be a Director of Oceanside for any reason whatsoever other than death.

         1.11 "Vesting Period" means the five (5) year period prior to the Director being eligible to receive full benefits as described in Article 3 herein.

                                    Article 2
                               Retirement Account

         2.1 Simulated Investments. Oceanside shall establish two Simulated Investments in the aggregate amount of $100,000 as of the Effective Date, as follows:

                2.1.1 Simulated Investment Number One shall track the cash surrender value of a specified portion of a pool of one or more specified life insurance policy(s) as described in Appendix A. For purposes of this calculation, whether the policies are hypothetical or actually issued insurance contracts, it is assumed that the individuals insured in the pool of policies live to age 95. In the event a policy is surrendered or lapsed or an insured individual dies prior to attaining age 95, the policy's values will continue to be obtained from the specified insurance company and included in the pool as if the surrender, lapse or death did not occur. When an individual insured by a life insurance policy in the pool described in Appendix A attains age 95 during a Plan Year, the cash surrender value of policies pertaining to that individual shall be excluded from the total value of the policy pool effective at the beginning of the Plan Year in which the individual attains age 95 and thereafter the value of the remaining policies in the pool shall be calculated by increasing the actual values in the proportion that the eliminated policy values bore to the value of all the remaining policies in the pool at the beginning of the Plan Year in which the insured individual attained age 95. (For example, assume the total value of all policies in the pool is $100,000 at the beginning of a Plan Year and the value of a policy on an insured that attains age 95 during the Plan Year is $20,000 at the beginning of the Plan Year. The policy to be excluded is 25% of the value of the remaining policies. Therefore, the actual value of the remaining policies will be mathematically increased 25% thereafter for purposes of this agreement.)


                2.1.2    Simulated  Investment  Number Two shall track the value

         of a simulated investment account comprised of both principal and accumulated net after-tax interest earnings. Pre-tax interest earnings for the first Plan Year shall be calculated using an annual rate of
         2.92 percent. Each Plan Year thereafter the pre-tax interest rate shall be equal to the ratio of Interest Expense/Average Assets for the calendar year immediately preceding the Plan Year as reported in Oceanside's, or its successor's, Federal Financial Institutions Examination Council Uniform Bank Performance Report. The principal amount of the Simulated Investment Number Two shall be increased by the amount of each after-tax benefit paid under this Agreement effective the first day of the Plan Year following such benefit payments. Calculations for Simulated Investment Number Two assume the income tax rate to be Oceanside's highest marginal tax rate for the prior calendar year, and assumes that interest (net of tax) shall be compounded on an annual basis at the end of each Plan Year.

         2.2 Retirement Account. Oceanside shall establish a Retirement Account on its books for the Director. The Retirement Account balance during the pre-termination period is determined by subtracting the value of Simulated Investment Number Two from the value of Simulated Investment Number One and dividing the difference by the Adjustment Rate. The Retirement Account subsequent to the Termination Date is reduced by payments of the Primary Normal Retirement Benefit under Section 4.1.1.

         2.3 Statement of Accounts. Oceanside shall provide to the Director, within 60 days after each Plan Year, a statement setting forth the Retirement Account balance.

         2.4 Accounting Device Only. The Retirement Account and Simulated Investments are solely devices for measuring amounts to be paid under this Agreement. They are not a trust fund of any kind. The Director is a general unsecured creditor of Oceanside for the payment of benefits. The benefits represent the mere promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    Article 3
                                     Vesting

         3.1 Vesting Requirement. The Director's right to receive the benefits provided for in Articles 4 and 5 herein shall vest in five (5) equal installments the first ending on December 31, 2000, and the last ending on December 31, 2004. Each such installment shall entitle the Director to receive 20% of the primary and secondary benefits described in Sections 5.1.1 and 5.2.2 herein. The installments shall be cumulative and shall be paid in accordance with the benefits described in Articles 4 and 5 herein. Any unvested installments shall be forfeited by the Director upon termination. Notwithstanding the foregoing, in the event of a change in control, as defined herein, all benefits shall become vested on the day immediately preceding the effective date of a change in control.


                                    Article 4
                                Normal Retirement

         4.1  Normal Retirement Benefit.  Subject to the general  limitations of
Article 8, upon reaching the Normal Retirement Date while in the full-time Service with Oceanside, the Director shall be entitled to both the primary and secondary benefits described in Sections 4.1.1 and 4.1.2.

                4.1.1 Primary Normal Retirement Benefit. Commencing on the Director's Normal Retirement Date, Oceanside shall pay a Primary Normal Retirement Benefit to the Director which is equal to the Director's Retirement Account balance as of the Plan Year ending immediately preceding the Director's Normal Retirement Date. The Primary Normal Retirement Benefit shall be paid over fifteen (15) years in one hundred eighty (180) equal monthly installments (without adjustment for interest earnings during the payment period), commencing on the first day of the month following the Director's Termination of Service.

                4.1.2 Secondary Normal Retirement Benefit. Within 60 days following the end of the Plan Year following the Director's Normal Retirement Date, and continuing until the Director's death, Oceanside shall pay a Secondary Normal Retirement Benefit to the Director. The Secondary Normal Retirement Benefit shall be paid annually in an amount calculated as follows:

          Earnings for the Plan Year on Simulated Investment Number One
                                    minus the
 After-tax  interest  earnings  for the Plan Year on Simulated Investment Number
                               Two divided by the
                                Adjustment Rate.

         Earnings on Simulated Investment Number One will be equal to the increase in the specified portion of the cash surrender value of the life insurance policy(s) described in Appendix A increased by any loans or withdrawals from the policy during the Plan Year and reduced by any premium payments during the Plan Year. Interest earnings on Simulated Investment Number Two shall be determined pursuant to the method set forth in Section 2.1 hereof.

                                    Article 5
                          Early Termination of Service

         5.1 Upon Termination of Service prior to the Normal Retirement Age, other than by reason of death, the Director shall be entitled to both the primary and secondary benefits described in Sections 4.1.1 and 4.1.2.

                5.1.1 Primary Early Termination Benefit. Commencing on the Director's Termination of Service, Oceanside shall pay a Primary Early Termination Benefit to the Director which is equal to the Director's Retirement Account balance as of the Plan Year ending immediately preceding the Director's Termination of Service. The Primary Early Termination Benefit shall be paid over fifteen (15) years in one hundred eighty (180) equal monthly installments (without adjustment for interest earnings during the payment period), commencing on the first day of the month following the Director's Termination of Service.

                5.1.2 Secondary Early Termination Benefit. Within 60 days following the end of the Plan Year following the Director's Termination of Service, and continuing until the Director's death, Oceanside shall pay a Secondary Early Termination Benefit to the Director. The Secondary Early Termination Benefit shall be paid annually in an amount calculated as follows:

          Earnings for the Plan Year on Simulated Investment Number One
                                    minus the
 After-tax  interest  earnings  for the Plan Year on Simulated Investment Number
                               Two divided by the
                                 Adjustment Rate

         Earnings on Simulated Investment Number One will be equal to the increase in the specified portion of the cash surrender value of the life insurance policy(s) described in Appendix A increased by any loans or withdrawals from the policy during the Plan Year and reduced by any premium payments during the Plan Year. Interest earnings on Simulated Investment Number Two shall be determined pursuant to the method set forth in Section 2.1 hereof.

                                    Article 6
                                 Death Benefits

         6.1 Death Benefit. Upon the Director's death prior to termination of this Agreement, Oceanside shall pay to the Director's beneficiary a benefit equal to the Retirement Account balance as of the Plan Year immediately preceding the Director's death. Oceanside shall pay the benefit to the beneficiary in a lump sum within 60 days following the Director's death.

                                    Article 7
                                  Beneficiaries

         7.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with Oceanside. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by Oceanside during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

         7.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, Oceanside may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. Oceanside may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge Oceanside from all liability with respect to such benefit.


                                    Article 8
                               General Limitations

         8.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, Oceanside shall not pay any benefit under this Agreement if Oceanside terminates the Director's Service for:

                (a)  Gross negligence or gross neglect of duties;

                (b) Commission of a felony or of a misdemeanor involving moral turpitude; or

                (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Oceanside policy resulting in an adverse effect on Oceanside.

         8.2 Suicide. Notwithstanding any provision of this Agreement to the contrary, Oceanside shall not pay any benefit under this Agreement if the Director commits suicide within two years after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by Oceanside.

                                    Article 9
                          Claims and Review Procedures

         9.1 Claims Procedure. Oceanside shall notify any person or entity who claims a right to an interest under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If Oceanside determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and
(4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If Oceanside determines that there are special circumstances requiring additional time to make a decision, Oceanside shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

         9.2 Review Procedure. If the Claimant is determined by Oceanside not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by Oceanside by filing a petition for review with Oceanside within 60 days after receipt of the notice issued by Oceanside. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by Oceanside of the petition, Oceanside shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to Oceanside verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. Oceanside shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of Oceanside, but notice of this deferral shall be given to the Claimant.

                                   Article 10
                           Amendments and Termination

         This Agreement may be amended or terminated only by a written agreement signed by Oceanside and the Director.

                                   Article 11
                                  Miscellaneous

         11.1 Binding Effect. This Agreement shall bind the Director and Oceanside and their beneficiaries, survivors, executors, administrators and transferees.

         11.2 No Guarantee of Service. This Agreement is not an employment policy or contract. It does not give the Director the right to remain a director of Oceanside, nor does it interfere with Oceanside's right to discharge the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate Service at any time.

         11.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Florida except to the extent preempted by the laws of the United States of America.

         11.4 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         11.5 Tax Withholding. Oceanside shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         11.6 Unfunded Arrangement. The Director is a general unsecured creditor of Oceanside for the payment of benefits under this Agreement. The benefits represent the mere promise by Oceanside to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life or any other asset held in connection with this Agreement is a general asset of Oceanside to which the

Director has no preferred or secured claim.

         11.7 Entire Agreement. This Agreement constitutes the entire agreement between Oceanside and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

         11.8 Administration. Oceanside shall have powers which are necessary to administer this Agreement, including but not limited to:

         (a)  Interpreting the provisions of the Agreement;

         (b) Establishing and revising the method of accounting for the Agreement;

         (c)  Maintaining a record of benefit payments; and

         (d)  Establishing  rules  and   prescribing  any  forms   necessary  or
              desirable to administer the Agreement.

         11.9 Actions of Oceanside. All determinations, interpretations, rules, and decisions of Oceanside shall be conclusive and binding upon all persons having or claiming to have any interest or right under this Agreement.

         11.10 Named Fiduciary. Oceanside shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the Service of advisors and the delegation of ministerial duties to qualified individuals.

         IN WITNESS WHEREOF, the Director and a duly authorized Oceanside officer have signed this Agreement.



                                                OCEANSIDE BANK

                                       By
                                          --------------------------------------

                                       Title
                                             -----------------------------------


                                                DIRECTOR

                                                --------------------------------
                                                [Name of Director]

                             Beneficiary Designation

                                 OCEANSIDE BANK
                      DIRECTOR INDEXED RETIREMENT AGREEMENT

I designate the following as beneficiary of benefits under the Indexed Retirement Agreement payable following my death:

Primary:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------


Contingent:
            --------------------------------------------------------------------

--------------------------------------------------------------------------------



Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.
               -----

I understand that I may change these beneficiary designations by filing a new written designation with Oceanside. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature
           ------------------------------

Date
      -----------------------------------

Accepted by Oceanside this             day of                            , 2000.
                           -----------        --------------------------

By
    -------------------------------------

Title
       ----------------------------------

                                                                           Ex.-C

                                 OCEANSIDE BANK
                             SPLIT DOLLAR AGREEMENT


         THIS   AGREEMENT   is  made  and   entered   into  this         day  of
                                                                 -------
                 ,  2000,  by and  between  OCEANSIDE  BANK,  a  state-chartered
-----------------
commercial bank located in Jacksonville Beach, Florida ("Oceanside") and [NAME OF DIRECTOR] (the "Director"). This Agreement shall append the Split Dollar
Endorsement  entered into by the parties on                       ,  1999, or as
                                            ----------------------
subsequently amended, by and between the aforementioned parties.

                                  INTRODUCTION

         To encourage the Director to remain a director of Oceanside, Oceanside is willing to divide and share the death proceeds of a life insurance policy on the Director's life with the Director's named beneficiary. Oceanside will pay life insurance premiums from its general assets.


                                    Article 1
                               General Definitions

The following terms shall have the meanings specified:

         1.1. "Insurer" means [insurer].

         1.2 "Policy" means insurance policy no. [policy no.] issued by the Insurer.

         1.3  "Insured" means the Director.

         1.4 "Termination of Service" means the Director ceasing to be a director of Oceanside for any reason whatsoever, other than by reason of an approved leave of absence.


                                    Article 2
                           Policy Ownership/Interests

         2.1 Oceanside Ownership. Oceanside is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. Oceanside shall be the direct beneficiary of an amount of death proceeds equal to the greater of: a) the cash surrender value of the policy; b) the aggregate premiums paid on the Policy by Oceanside less any outstanding indebtedness to the Insurer; or c) the sum of the policy cash value at the time of death, plus 10% of the difference between the death proceeds and the policy cash value at the time of death.

         2.2. Director's Interest. The Director shall have the right to designate the beneficiary of any remaining death proceeds of the Policy. The Director shall also have the right to elect and change settlement options that may be permitted.

         2.3    Option  to  Purchase. Oceanside  shall  not  sell, surrender  or transfer ownership of the Policy while this Agreement is in effect without first giving the Director or the Director's transferee the option to purchase the Policy for a period of sixty (60) days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of Oceanside to terminate this Agreement.


                                    Article 3
                                    Premiums

         3.1 Premium Payment. Oceanside shall pay any premiums due on the Policy.

         3.2 Imputed Income. Oceanside shall impute income to the Director in an amount equal to the current term rate for the Director's age multiplied by the aggregate death benefit payable to the Director's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-238 and 66-110, or any subsequent applicable authority.


                                    Article 4
                                   Assignment

         The Director may assign without consideration all interests in the Policy and in this Agreement to any person, entity or trust. In the event the Director transfers all of the Director's interest in the Policy, then all of the Director's interest in the Policy and in the Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder and the Director shall have no further interest in the Policy or in this Agreement.


                                    Article 5
                                     Insurer

         The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    Article 6
                                Claims Procedure

         6.1 Claims Procedure. Oceanside shall notify the Director, the Director's transferee or beneficiary, or any other party who claims a right to an interest under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If Oceanside determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If Oceanside determines that there are special circumstances requiring additional time to make a decision, Oceanside shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

         6.2 Review Procedure. If the Claimant is determined by Oceanside not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by Oceanside by filing a petition for review with Oceanside within 60 days after receipt of the notice issued by Oceanside. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by Oceanside of the petition, Oceanside shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to Oceanside verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. Oceanside shall notify the Claimant of its decision in writing within the sixty- day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 6-day period at the election of Oceanside, but notice of this deferral shall be given to the Claimant.


                                    Article 7
                           Amendments and Termination

         This Agreement may be amended or terminated only by a written agreement signed by Oceanside and the Director. Unless otherwise agreed to by Oceanside and the Director, this Agreement will remain in effect following the Director's Termination of Service.

                                    Article 8
                                  Miscellaneous

         8.1    Binding Effect.  This  Agreement  shall  bind  the  Director and
Oceanside,  their  beneficiaries,   survivors,  executors,   administrators  and
transferees, and any Policy beneficiary.

         8.2 No Guarantee of Service. This Agreement is not an employment policy or contract. It does not give the Director the right to remain a Director of Oceanside, nor does it interfere with Oceanside's right to discharge the Director. It also does not require the Director to remain a Director nor interfere with the Director's right to terminate service at any time.


         8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of Florida, except to the extent preempted by the laws of the United States of America.

         8.4 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of Oceanside. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

         8.5 Entire Agreement. This Agreement constitutes the entire agreement between Oceanside and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

         8.6 Administration. Oceanside shall have powers which are necessary to administer this Agreement, including but not limited to:

         (a)    Interpreting the provisions of the Agreement;

         (b) Establishing and revising the method of accounting for the Agreement;

         (c)    Maintaining a record of benefit payments; and

         (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         8.7 Named Fiduciary. Oceanside shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the Service of advisors and the delegation of ministerial duties to qualified individuals.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

DIRECTOR                                          OCEANSIDE BANK



                                                  By
-----------------------------------                  ---------------------------
         [Name of Director]                       Title
                                                        ------------------------

                         SPLIT DOLLAR POLICY ENDORSEMENT
                      OCEANSIDE BANK SPLIT DOLLAR AGREEMENT


Policy No. [policy no.]                              Insured: [Name of Director]

Supplementing   and  amending  the   application   for  insurance  to  [insurer]
("Insurer") on              , 1999, the applicant requests and directs that:
               -------------

                                  BENEFICIARIES
                                  -------------

         1. OCEANSIDE BANK, a state-chartered commercial bank located in Jacksonville Beach, Florida ("Oceanside"), shall be the direct beneficiary of death proceeds equal to the greater of (a) the cash surrender value of the policy; (b) the aggregate premiums paid on the Policy by Oceanside less any outstanding indebtedness to the Insurer; or (c) the sum of the policy cash value at the time of death plus 10% of the difference between the total death proceeds and the policy cash value at the time of death.

         2. The beneficiary of any remaining death proceeds shall be designated by the Insured or the Insured's transferee, subject to the provisions of paragraph (5) below.

                                    OWNERSHIP
                                    ---------

         3. The Owner of the policy shall be Oceanside. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

         4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer.

Any transferee's rights shall be subject to the Endorsement.

The owner accepts and agrees to this split dollar endorsement.

Signed at                 , Florida, this      day of             , 2000.
          ----------------                ----        ------------

OCEANSIDE BANK

By
   ------------------------------
Its
    ------------------------------
The Insured  accepts and agrees to the foregoing  and,  subject to the rights of
the Owner as stated above,  designates                                        as
                                       --------------------------------------
primary beneficiary and                                as  secondary beneficiary
                        ------------------------------
of the portion of the proceeds described in (2) above.

Enter the relationship to the Insured of:
         Primary beneficiary
                             ----------------------------
         Secondary beneficiary
                               --------------------------
Signed at                       , Florida, this      day of              , 2000.
          ----------------------                ----        ------------

THE INSURED:

-------------------------------
         [Name of Director]

                                                                           Ex.-D

                                 OCEANSIDE BANK
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT


         THIS AGREEMENT is made this           day of                      2000,
                                     ---------        --------------------
by and between OCEANSIDE BANK, a state-chartered commercial bank located in Jacksonville Beach, Florida (the "Oceanside"), and [NAME OF EXECUTIVE] (the "Executive").


                                  INTRODUCTION

         To attract, retain and reward quality Executives and to provide a potentially higher level of retirement income, Oceanside is willing to provide the Executive with this Executive Indexed Retirement Agreement. Oceanside will pay the benefits from its general assets.


                                    AGREEMENT

         The Executive and Oceanside agree as follows:

                                    Article I
                                   Definitions

         Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

         1.1 "Adjustment Rate" shall mean the figure equal to one minus Oceanside's highest marginal tax rate for the current calendar year.

         1.2 "Change of Control" means the transfer of shares of Oceanside's voting common stock such that one entity or one person acquires (or is deemed to acquire when applying Section 318 of the Code) more than 50 percent of Oceanside's outstanding voting common stock.

         1.3   "Effective Date" means February 1, 2000.

         1.4 "Normal Retirement Age" means the later of the Executive's 65th birthday or the end of the fifth Plan Year following the Effective Date.

         1.5 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

         1.6 "Plan Year" means each calendar year from January 1 through December 31. In the year of implementation, it shall commence with the Effective Date of this Agreement and end on December 31, 2000.

         1.7 "Retirement Account means the account maintained on the books of Oceanside as described in Section 2.2.

         1.8 "Simulated Investments" mean actual or hypothetical investments specified by Oceanside for use in measuring the Retirement Benefit. Subject to
Article 2, Oceanside can change the Simulated Investments only with the Executive's written agreement. The Simulated Investments shall be of equal initial amounts.

         1.9 "Simulated Investment Earnings" means the after-tax rate of return on a Simulated Investment. If the Simulated Investment is a life insurance policy, the Simulated Investment Earnings shall track cash surrender value and not include receipt of the policy's death benefit.

         1.10 "Termination of Employment" means the Executive ceases to be employed by Oceanside for any reason whatsoever other than death.

         1.11 "Vesting Period" means the five (5) year period prior to the Executive being eligible to receive full benefits as described in Article 3 herein.

                                    Article 2
                               Retirement Account

         2.1 Simulated Investments. Oceanside shall establish two Simulated Investments in the aggregate amount of $100,000 as of the Effective Date, as follows:

                2.1.1 Simulated Investment Number One shall track the cash surrender value of a specified portion of a pool of one or more specified life insurance policy(s) as described in Appendix A. For purposes of this calculation, whether the policies are hypothetical or actually issued insurance contracts, it is assumed that the individuals insured in the pool of policies live to age 95. In the event a policy is surrendered or lapsed or an insured individual dies prior to attaining age 95, the policy's values will continue to be obtained from the specified insurance company and included in the pool as if the surrender, lapse or death did not occur. When an individual insured by a life insurance policy in the pool described in Appendix A attains age 95 during a Plan Year, the cash surrender value of policies pertaining to that individual shall be excluded from the total value of the policy pool effective at the beginning of the Plan Year in which the individual attains age 95 and thereafter the value of the remaining policies in the pool shall be calculated by increasing the actual values in the proportion that the eliminated policy values bore to the value of all the remaining policies in the pool at the beginning of the Plan Year in which the insured individual attained age 95. (For example, assume the total value of all policies in the pool is $100,000 at the beginning of a Plan Year and the value of a policy on an insured that attains age 95 during the Plan Year is $20,000 at the beginning of the Plan Year. The policy to be excluded is 25% of the value of the remaining policies. Therefore, the actual value of the remaining policies will be mathematically increased 25% thereafter for purposes of this agreement.)

                2.1.2 Simulated Investment Number Two shall track the value of a simulated investment account comprised of both principal and accumulated net after-tax interest earnings. Pre-tax interest earnings for the first Plan Year shall be calculated using an annual rate of
         2.92 percent. Each Plan Year thereafter the pre-tax interest rate shall be equal to the ratio of Interest Expense/Average Assets for the calendar year immediately preceding the Plan Year as reported in Oceanside's, or its successor's, Federal Financial Institutions Examination Council Uniform Bank Performance Report. The principal amount of the Simulated Investment Number Two shall be increased by the amount of each after-tax benefit paid under this Agreement effective the first day of the Plan Year following such benefit payments. Calculations for Simulated Investment Number Two assume the income tax rate to be Oceanside's highest marginal tax rate for the prior calendar year, and assumes that interest (net of tax) shall be compounded on an annual basis at the end of each Plan Year.

         2.2 Retirement Account. Oceanside shall establish a Retirement Account on its books for the Executive. The Retirement Account balance during the pre-termination period is determined by subtracting the value of Simulated Investment Number Two from the value of Simulated Investment Number One and dividing the difference by the Adjustment Rate. The Retirement Account subsequent to the Termination Date is reduced by payments of the Primary Normal Retirement Benefit under Section 4.1.1.

         2.3 Statement of Accounts. Oceanside shall provide to the Executive, within 60 days after each Plan Year, a statement setting forth the Retirement Account balance.

         2.4 Accounting Device Only. The Retirement Account and Simulated Investments are solely devices for measuring amounts to be paid under this Agreement. They are not a trust fund of any kind. The Executive is a general unsecured creditor of Oceanside for the payment of benefits. The benefits represent the mere promise to pay such benefits. The Executive's rights are not subject in any manner to anticipation, alienation, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Executive's creditors.

                                    Article 3
                                     Vesting

         3.1 Vesting Requirement. The Executive's right to receive the benefits provided for in Articles 4 and 5 herein shall vest in five (5) equal installments the first ending on December 31, 2000, and the last ending on December 31, 2004. Each such installment shall entitle the Executive to receive 20% of the primary and secondary benefits described in Sections 5.1.1 and 5.2.2 herein. The installments shall be cumulative and shall be paid in accordance with the benefits described in Articles 4 and 5 herein. Any unvested installments shall be forfeited by the Executive upon termination. Notwithstanding the foregoing, in the event of a change in control, as defined herein, all benefits shall become vested on the day immediately preceding the effective date of a change in control.

                                    Article 4
                                Normal Retirement

         4.1   Normal Retirement Benefit.  Subject to the general limitations of
Article 8, upon reaching the Normal Retirement Date while in the full-time employment with Oceanside, the Executive shall be entitled to both the primary and secondary benefits described in Sections 4.1.1 and 4.1.2.

                4.1.1 Primary Normal Retirement Benefit. Commencing on the Executive's Normal Retirement Date, Oceanside shall pay a Primary Normal Retirement Benefit to the Executive which is equal to the Executive's Retirement Account balance as of the Plan Year ending immediately preceding the Executive's Normal Retirement Date. The Primary Normal Retirement Benefit shall be paid over fifteen (15) years in one hundred eighty (180) equal monthly installments (without adjustment for interest earnings during the payment period), commencing on the first day of the month following the Executive's Termination of Employment.

                4.1.2 Secondary Normal Retirement Benefit. Within 60 days following the end of the Plan Year following the Executive's Normal Retirement Date, and continuing until the Executive's death, Oceanside shall pay a Secondary Normal Retirement Benefit to the Executive. The Secondary Normal Retirement Benefit shall be paid annually in an amount calculated as follows:

          Earnings for the Plan Year on Simulated Investment Number One
                                    minus the
 After-tax   interest earnings  for the Plan Year on Simulated Investment Number
                               Two divided by the
                                Adjustment Rate.

         Earnings on Simulated Investment Number One will be equal to the increase in the specified portion of the cash surrender value of the life insurance policy(s) described in Appendix A increased by any loans or withdrawals from the policy during the Plan Year and reduced by any premium payments during the Plan Year. Interest earnings on Simulated Investment Number Two shall be determined pursuant to the method set forth in Section 2.1 hereof.

                                    Article 5
                         Early Termination of Employment

         5.1 Upon Termination of Employment prior to the Normal Retirement Age, other than by reason of death, the Executive shall be entitled to both the primary and secondary benefits described in Sections 4.1.1 and 4.1.2.

                5.1.1 Primary Early Termination Benefit. Commencing on the Executive's Termination of Employment, Oceanside shall pay a Primary Early Termination Benefit to the Executive which is equal to the Executive's Retirement Account balance as of the Plan Year ending immediately preceding the Executive's Termination of Employment. The Primary Early Termination Benefit shall be paid over fifteen (15) years in one hundred eighty (180) equal monthly installments (without adjustment for interest earnings during the payment period), commencing on the first day of the month following the Executive's Termination of Employment.

                5.1.2 Secondary Early Termination Benefit. Within 60 days following the end of the Plan Year following the Executive's Termination of Employment, and continuing until the Executive's death, Oceanside shall pay a Secondary Early Termination Benefit to the Executive. The Secondary Early Termination Benefit shall be paid annually in an amount calculated as follows:

          Earnings for the Plan Year on Simulated Investment Number One
                                    minus the
 After-tax  interest  earnings  for the Plan Year on Simulated Investment Number
                               Two divided by the
                                 Adjustment Rate

         Earnings on Simulated Investment Number One will be equal to the increase in the specified portion of the cash surrender value of the life insurance policy(s) described in Appendix A increased by any loans or withdrawals from the policy during the Plan Year and reduced by any premium payments during the Plan Year. Interest earnings on Simulated Investment Number Two shall be determined pursuant to the method set forth in Section 2.1 hereof.

                                    Article 6
                                 Death Benefits

         6.1 Death Benefit. Upon the Executive's death prior to termination of this Agreement, Oceanside shall pay to the Executive's beneficiary a benefit equal to the Retirement Account balance as of the Plan Year immediately preceding the Executive's death. Oceanside shall pay the benefit to the beneficiary in a lump sum within 60 days following the Executive's death.

                                    Article 7
                                  Beneficiaries

         7.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with Oceanside. The Executive may revoke or modify the designation at any time by filing a new designation.

However,  designations  will only be  effective if signed by the  Executive  and accepted by Oceanside during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

         7.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, Oceanside may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. Oceanside may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge Oceanside from all liability with respect to such benefit.

                                    Article 8
                               General Limitations

         8.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, Oceanside shall not pay any benefit under this Agreement if Oceanside terminates the Executive's employment for:

                  (a) Gross negligence or gross neglect of duties;

                  (b) Commission of a felony or of a misdemeanor involving moral turpitude; or

                  (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Oceanside policy resulting in an adverse effect on Oceanside.

         8.2 Suicide. Notwithstanding any provision of this Agreement to the contrary, Oceanside shall not pay any benefit under this Agreement if the Executive commits suicide within two years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by Oceanside.

                                    Article 9
                          Claims and Review Procedures

         9.1 Claims Procedure. Oceanside shall notify any person or entity who claims a right to an interest under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If Oceanside determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and
(4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If Oceanside determines that there are special circumstances requiring additional time to make a decision, Oceanside shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

         9.2 Review Procedure. If the Claimant is determined by Oceanside not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by Oceanside by filing a petition for review with Oceanside within 60 days after receipt of the notice issued by Oceanside. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by Oceanside of the petition, Oceanside shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to Oceanside verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. Oceanside shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of Oceanside, but notice of this deferral shall be given to the Claimant.

                                   Article 10
                           Amendments and Termination

         This Agreement may be amended or terminated only by a written agreement signed by Oceanside and the Executive.

                                   Article 11
                                  Miscellaneous

         11.1 Binding Effect. This Agreement shall bind the Executive and Oceanside and their beneficiaries, survivors, executors, administrators and transferees.

         11.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of Oceanside, nor does it interfere with Oceanside's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         11.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Florida except to the extent preempted by the laws of the United States of America.

         11.4 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         11.5 Tax Withholding. Oceanside shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         11.6 Unfunded Arrangement. The Executive is a general unsecured creditor of Oceanside for the payment of benefits under this Agreement. The benefits represent the mere promise by Oceanside to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life or any other asset held in connection with this Agreement is a general asset of Oceanside to which the Executive has no preferred or secured claim.

         11.7 Entire Agreement. This Agreement constitutes the entire agreement between Oceanside and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

         11.8 Administration. Oceanside shall have powers which are necessary to administer this Agreement, including but not limited to:

         (a)  Interpreting the provisions of the Agreement;

         (b) Establishing and revising the method of accounting for the Agreement;

         (c)  Maintaining a record of benefit payments; and

         (d)  Establishing  rules   and  prescribing  any  forms   necessary  or
desirable to administer the Agreement.

         11.9 Actions of Oceanside. All determinations, interpretations, rules, and decisions of Oceanside shall be conclusive and binding upon all persons having or claiming to have any interest or right under this Agreement.

         11.10 Named Fiduciary. Oceanside shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         IN WITNESS WHEREOF, the Executive and a duly authorized Oceanside officer have signed this Agreement.



                                                     OCEANSIDE BANK

                                            By
                                               ---------------------------------

                                            Title
                                                  ------------------------------


                                                     EXECUTIVE:

                                                     ---------------------------
                                                     [Name of Executive]

                             Beneficiary Designation

                                 OCEANSIDE BANK
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT

I designate the following as beneficiary of benefits under the Indexed Retirement Agreement payable following my death:

Primary:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Contingent:
            --------------------------------------------------------------------

--------------------------------------------------------------------------------



Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.
        -----

I understand that I may change these beneficiary designations by filing a new written designation with Oceanside. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature
          -------------------------------

Date
     ------------------------------------

Accepted by Oceanside this             day of                            , 2000.
                           -----------        ---------------------------

By
    -------------------------------------

Title
       ----------------------------------

                                                                           Ex.-E

                                 OCEANSIDE BANK
                             SPLIT DOLLAR AGREEMENT



         THIS   AGREEMENT   is  made  and   entered   into  this         day  of
                                                                 -------
                 ,  2000,  by and  between  OCEANSIDE  BANK,  a  state-chartered
-----------------
commercial bank located in Jacksonville Beach, Florida ("Oceanside") and [NAME OF EXECUTIVE] (the "Executive"). This Agreement shall append the Split Dollar
Endorsement  entered into by the parties on                       ,  1999, or as
                                            ----------------------
subsequently amended, by and between the aforementioned parties.

                                  INTRODUCTION

         To encourage the Executive to remain an employee of Oceanside, Oceanside is willing to divide and share the death proceeds of a life insurance policy on the Executive's life with the Executive's named beneficiary. Oceanside will pay life insurance premiums from its general assets.


                                    Article 1
                               General Definitions

The following terms shall have the meanings specified:

         1.1. "Insurer" means [insurer].

         1.2 "Policy" means insurance policy no. [policy no.] issued by the Insurer.

         1.3  "Insured" means the Executive.

         1.4 "Termination of Employment" means the Executive ceasing to be employed by Oceanside for any reason whatsoever, other than by reason of an approved leave of absence.


                                    Article 2
                           Policy Ownership/Interests

         2.1 Oceanside Ownership. Oceanside is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. Oceanside shall be the direct beneficiary of an amount of death proceeds equal to the greater of: a) the cash surrender value of the policy; b) the aggregate premiums paid on the Policy by Oceanside less any outstanding indebtedness to the Insurer; or c) the sum of the policy cash value at the time of death, plus 10% of the difference between the death proceeds and the policy cash value at the time of death.

         2.2. Executive's Interest. The Executive shall have the right t designate the beneficiary of any remaining death proceeds of the Policy. The Executive shall also have the right to elect and change settlement options that may be permitted.

         2.3 Option to Purchase. Oceanside shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of sixty (60) days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of Oceanside to terminate this Agreement.


                                    Article 3
                                    Premiums

         3.1 Premium Payment. Oceanside shall pay any premiums due on the Policy.

         3.2 Imputed Income. Oceanside shall impute income to the Executive in an amount equal to the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-238 and 66-110, or any subsequent applicable authority.


                                    Article 4
                                   Assignment

         The Executive may assign without consideration all interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.


                                    Article 5
                                     Insurer

         The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    Article 6
                                Claims Procedure

         6.1 Claims Procedure. Oceanside shall notify the Executive, the Executive's transferee or beneficiary, or any other party who claims a right to an interest under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If Oceanside determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If Oceanside determines that there are special circumstances requiring additional time to make a decision, Oceanside shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

         6.2 Review Procedure. If the Claimant is determined by Oceanside not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by Oceanside by filing a petition for review with Oceanside within 60 days after receipt of the notice issued by Oceanside. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by Oceanside of the petition, Oceanside shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to Oceanside verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. Oceanside shall notify the Claimant of its decision in writing within the sixty- day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 6-day period at the election of Oceanside, but notice of this deferral shall be given to the Claimant.

                                    Article 7
                           Amendments and Termination

         This Agreement may be amended or terminated only by a written agreement signed by Oceanside and the Executive. Unless otherwise agreed to by Oceanside and the Executive, this Agreement will remain in effect following the Executive's Termination of Employment.

                                    Article 8
                                  Miscellaneous

         8.1   Binding Effect.  This  Agreement  shall  bind  the  Executive and
Oceanside,  their  beneficiaries,   survivors,  executors,   administrators  and
transferees, and any Policy beneficiary.

         8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of Oceanside, nor does it interfere with Oceanside's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of Florida, except to the extent preempted by the laws of the United States of America.

         8.4 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of Oceanside. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

         8.5 Entire Agreement. This Agreement constitutes the entire agreement between Oceanside and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

         8.6 Administration. Oceanside shall have powers which are necessary to administer this Agreement, including but not limited to:

         (a)   Interpreting the provisions of the Agreement;

         (b) Establishing and revising the method of accounting for the Agreement;

         (c)   Maintaining a record of benefit payments; and

         (d)   Establishing  rules  and  prescribing  any  forms   necessary  or
desirable to administer the Agreement.

         8.7 Named Fiduciary. Oceanside shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE:                                     OCEANSIDE BANK



                                               By
-----------------------------------               ------------------------------
         [Name of Executive]                   Title
                                                     ---------------------------

                         SPLIT DOLLAR POLICY ENDORSEMENT
                      OCEANSIDE BANK SPLIT DOLLAR AGREEMENT


Policy No. [policy no.]                             Insured: [Name of Executive]

Supplementing   and  amending  the   application   for  insurance  to  [insurer]
("Insurer") on October 29, 1999, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

         1. OCEANSIDE BANK, a state-chartered commercial bank located in Jacksonville Beach, Florida ("Oceanside"), shall be the direct beneficiary of death proceeds equal to the greater of (a) the cash surrender value of the policy; (b) the aggregate premiums paid on the Policy by Oceanside less any outstanding indebtedness to the Insurer; or (c) the sum of the policy cash value at the time of death plus 10% of the difference between the total death proceeds and the policy cash value at the time of death.

         2. The beneficiary of any remaining death proceeds shall be designated by the Insured or the Insured's transferee, subject to the provisions of paragraph (5) below.

                                    OWNERSHIP
                                    ---------

         3. The Owner of the policy shall be Oceanside. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

         4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer.

Any transferee's rights shall be subject to the Endorsement.


The owner accepts and agrees to this split dollar endorsement.

Signed at                 , Florida, this      day of             , 2000.
          ----------------                ----        ------------

OCEANSIDE BANK

By
   ------------------------------
Its
    ------------------------------

The Insured  accepts and agrees to the foregoing  and,  subject to the rights of
the Owner as stated above,  designates                                        as
                                       --------------------------------------
primary beneficiary and                                as  secondary beneficiary
                        ------------------------------
of the portion of the proceeds described in (2) above.

Enter the relationship to the Insured of:
         Primary beneficiary
                             ----------------------------
         Secondary beneficiary
                               --------------------------

Signed at                       , Florida, this      day of             , 2000.
          ----------------------                ----        ------------

THE INSURED:

-------------------------------
       [Name of Executive]

                            ATLANTIC BANCGROUP, INC.

                                 REVOCABLE PROXY
                       2001 ANNUAL MEETING OF SHAREHOLDERS


This Proxy is solicited on behalf of the Board of Directors of Atlantic BancGroup, Inc. who will serve as the Proxy Committee for the 2001 Annual Meeting of Shareholders ("Annual Meeting").

The undersigned shareholder hereby appoints the Proxy Committee with the full power of substitution to represent and to vote, as designated below, all the shares of Atlantic BancGroup, Inc. held of record by the undersigned on February 28, 2001, at the Annual Meeting to be held at Sea Turtle Inn, 1 Ocean Boulevard, Atlantic Beach, Florida at 2:00 P.M., Eastern Time, on April 26, 2001, or at any adjournment thereof.

The undersigned shareholder understands that he or she may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary, a written notice of revocation, delivering to Atlantic BancGroup, Inc. a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.


                  THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

                                                                   WITHHOLD
PROPOSAL I: The election of three Class II members      FOR       AUTHORITY
of the Board of Directors to serve three-year terms     ---       ---------
expiring in 2004.                                       [ ]          [ ]

INSTRUCTION. To withhold your vote for any individual nominee, strike a line through the nominee's name listed below.

--------------------------------------------------------------------------------
     Donald F. Glisson, Jr.        Robin H. Scheiderman         Gordon K. Watson
--------------------------------------------------------------------------------

PROPOSAL II: The ratification of the Indexed Retirement Plan for        FOR                   AGAINST             ABSTAIN
the members of Atlantic BancGroup Inc.'s Board of Directors.            ---                   -------             -------
                                                                        [ ]                     [ ]                 [ ]
PROPOSAL III: The ratification of the Indexed Retirement Plan for       FOR                   AGAINST             ABSTAIN
one former and three current officers of Atlantic BancGroup Inc. or     ---                   -------             -------
Oceanside Bank.                                                         [ ]                     [ ]                 [ ]

PROPOSAL IV: The ratification of the appointment of Stevens, Powell     FOR                   AGAINST             ABSTAIN
& Company, P..A., as the independent auditors for Atlantic BancGroup,   ---                   -------             -------
Inc. for the fiscal year ending December 31, 2001.                      [ ]                     [ ]                 [ ]

PROPOSAL V: The adjournment of the Annual Meeting to solicit            FOR                   AGAINST             ABSTAIN
additional proxies in the event there are not sufficient votes          ---                   -------             -------
to approve                                                              [ ]                     [ ]                 [ ]
Proposals I, II, III or IV.


IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting, or at any adjournment thereof, unless indicated otherwise by marking this box [ ].

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.When shares are held jointly, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. The undersigned acknowledges receipt from Atlantic BancGroup, Inc., prior to the execution of the Proxy, a Notice of the Annual Meeting and a Proxy Statement dated March 26, 2001 and the 2000 Annual Report.

                         Signature:
                                    --------------------------------------------

      STICKER            Signature if held jointly:
                                                    ----------------------------

                         Date:
                               -------------------------------------------------

--------------------------------------------------------------------------------
Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all Proxy Cards.
--------------------------------------------------------------------------------